DIREXION SHARES ETF TRUST

Supplement dated May 31, 2012
to the Prospectuses and Statements of Additional Information (“SAI”)
dated February 28, 2012, as supplemented February 28, 2012,
March 16, 2012, April 30, 2012 and May 15, 2012

Effective immediately, the offices of Rafferty Asset Management, LLC (“RAM”), investment adviser to each series of the Direxion Shares ETF Trust (the “Funds”), are located at the following address:

1301 Avenue of the Americas (6th Avenue), 35th Floor
New York, New York 10019

All references to the address of RAM’s offices appearing in the Funds’ Prospectuses and SAIs are hereby revised to reflect the change.

For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with the Prospectuses and SAIs.